UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2006

TELIK, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31265	93-0987903
(Commission File No.)	(IRS Employer Identification No.)

3165 Porter Drive

Palo Alto, California 94304

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 845-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 25, 2006, the stockholders of Telik, Inc. (the “Company”), upon the recommendation of the Board of Directors of the Company, approved an amendment to the Company’s 2000 Non-Employee Directors’ Stock Option Plan (the “Directors’ Plan”). The amendment provides for an increase in the numbers of shares of the Company’s common stock reserved for issuance under the Directors’ Plan by 300,000 shares. The foregoing description is qualified in its entirety by the Directors’ Plan, as amended, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit	Exhibit Title

10.1	2000 Non-Employee Directors’ Stock Option Plan, as amended to date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.
Dated: May 30, 2006

	By:	/s/ Michael M. Wick
Michael M. Wick, Chief Executive Officer and President

EXHIBIT INDEX

Exhibit	Exhibit Title

10.1	2000 Non-Employee Directors’ Stock Option Plan, as amended to date.